Exhibit 10.1

OMB NO. 2502-0265

A.

U.S. DEPARTMENT OF HOUSING & URBAN DEVELOPMENT

SETTLEMENT STATEMENT

B. TYPE OF LOAN:

1. [ ] FHA 2. [ ] FmHA 3. [X] CONV. UNINS. 4. [ ] VA 5. [ ] CONV. INS.

6. FILE NUMBER: MTE-26-9336 RUDDER

7. LOAN NUMBER: 6934100

8. MORTGAGE INS CASE NUMBER:

C. NOTE: *This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "[POC]" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.*

1.0 3/98 (MTE-26-9336 RUDDER.PFD/MTE-26-9336 RUDDER/9)

D. NAME AND ADDRESS OF BORROWER:	E. NAME AND ADDRESS OF SELLER:	F. NAME AND ADDRESS OF LENDER:
Timothy Lowry Rudder and Catherine Leddy Rudder	Nocera, Inc.	Alabama Ag Credit, ACA

G. PROPERTY LOCATION:	H. SETTLEMENT AGENT: 81-4721792	I. SETTLEMENT DATE:
231 +/- acres Montgomery County, AL Montgomery County, Alabama	Crum, Ellis & Associates, P.C. PLACE OF SETTLEMENT 641 S. Lawrence St. Montgomery, AL 36104	August 7, 2026

J. SUMMARY OF BORROWER'S TRANSACTION

100. GROSS AMOUNT DUE FROM BORROWER:	
101. Contract Sales Price	700,000.00
102. Personal Property	
103. Settlement Charges to Borrower (Line 1400)	8,636.50
104.	
105.	
Adjustments For Items Paid By Seller in advance	
106. City/Town Taxes to	
107. County Taxes to	
108. Assessments to	
109.	
110.	
111.	
112.	
120. GROSS AMOUNT DUE FROM BORROWER	708,636.50
200. AMOUNTS PAID BY OR IN BEHALF OF BORROWER:	
201. Deposit or earnest money	5,000.00
202. Principal Amount of New Loan(s)	700,000.00
203. Existing loan(s) taken subject to	
204.	
205.	
206.	
207.	
208.	
209.	
Adjustments For Items Unpaid By Seller	
210. City/Town Taxes to	
211. County Taxes 10/01/25 to 08/08/26	3,221.07
212. Assessments to	
213.	
214.	
215.	
216.	
217.	
218.	
219.	
220. TOTAL PAID BY/FOR BORROWER	708,221.07
300. CASH AT SETTLEMENT FROM/TO BORROWER:	
301. Gross Amount Due From Borrower (Line 120)	708,636.50
302. Less Amount Paid By/For Borrower (Line 220)	(708,221.07)
303. CASH (X FROM) (TO) BORROWER	415.43

K. SUMMARY OF SELLER'S TRANSACTION

400. GROSS AMOUNT DUE TO SELLER:	
401. Contract Sales Price	700,000.00
402. Personal Property	
403.	
404.	
405.	
Adjustments For Items Paid By Seller in advance	
406. City/Town Taxes to	
407. County Taxes to	
408. Assessments to	
409.	
410.	
411.	
412.	
420. GROSS AMOUNT DUE TO SELLER	700,000.00
500. REDUCTIONS IN AMOUNT DUE TO SELLER:	
501. Excess Deposit (See Instructions)	
502. Settlement Charges to Seller (Line 1400)	42,175.00
503. Existing loan(s) taken subject to	
504. Payoff First Mortgage	
505. Payoff Second Mortgage	
506.	
507. (Deposit disb. as proceeds)	
508.	
509.	
Adjustments For Items Unpaid By Seller	
510. City/Town Taxes to	
511. County Taxes 10/01/25 to 08/08/26	3,221.07
512. Assessments to	
513.	
514.	
515.	
516.	
517.	
518.	
519.	
520. TOTAL REDUCTION AMOUNT DUE SELLER	45,396.07
600. CASH AT SETTLEMENT TO/FROM SELLER:	
601. Gross Amount Due To Seller (Line 420)	700,000.00
602. Less Reductions Due Seller (Line 520)	(45,396.07)
603. CASH (X TO) (FROM) SELLER	654,603.93

The undersigned hereby acknowledge receipt of a completed copy of pages 1&2 of this statement & any attachments referred to herein.

Borrower ______________________
Timothy Lowry Rudder

____
Catherine Leddy Rudder

Seller Andy Jin
Andy Jin (Aug 6, 2026 14:00:51 PDT)
Nocera, Inc.

HUD-1 (3-86) RESPA, HB4305.2

L. SETTLEMENT CHARGES

	PAID FROM BORROWER'S FUNDS AT SETTLEMENT	PAID FROM SELLER'S FUNDS AT SETTLEMENT
700. TOTAL COMMISSION Based on Price $ 700,000.00 @ 6.0000 % 42,000.00		
Division of Commission (line 700) as Follows:		
701. $ 21,000.00 to Saunders Land		
702. $ 21,000.00 to National Land Realty		
703. Commission Paid at Settlement		42,000.00
704. to		
800. ITEMS PAYABLE IN CONNECTION WITH LOAN		
801. Loan Origination Fee 0.5000 % to Alabama Ag Credit, ACA	3,500.00	
802. Loan Discount % to		
803. Appraisal Fee to Alabama Ag Credit, ACA	1,000.00	
804. Credit Report to		
805. Lender's Inspection Fee to		
806. Mortgage Ins. App. Fee to		
807. Assumption Fee to		
808.		
809.		
810.		
811.		
900. ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE		
901. Interest From 08/07/26 to 09/01/26 @ $ /day (25 days %)		
902. Mortgage Insurance Premium for months to		
903. Hazard Insurance Premium for 1.0 years to		
904.		
905.		
1000. RESERVES DEPOSITED WITH LENDER		
1001. Hazard Insurance months @ $ per month		
1002. Mortgage Insurance months @ $ per month		
1003. City/Town Taxes months @ $ per month		
1004. County Taxes months @ $ per month		
1005. Assessments months @ $ per month		
1006. months @ $ per month		
1007. months @ $ per month		
1008. Aggregate Adjustment months @ $ per month		
1100. TITLE CHARGES		
1101. Title Search to 641 Title Service, LLC	150.00	
1102. Abstract or Title Search to Gregory Abstract	240.00	
1103. Title Examination to Crum, Ellis & Associates, P.C.	400.00	
1104. Title Insurance Binder to Crum, Ellis & Associates, P.C.	150.00	
1105. Deed Preparation to Crum, Ellis & Associates, P.C.		125.00
1106. Reconciliation Fee to Crum, Ellis & Associates, P.C.	27.00	
1107. Courier Fee to Crum, Ellis & Associates, P.C.	65.00	
(includes above item numbers:)		
1108. Title Insurance to Old Republic National Title Insurance Company	2,300.00	
(includes above item numbers:)		
1109. Lender's Coverage $ 700,000.00 250.00		
1110. Owner's Coverage $ 700,000.00 2,050.00		
1111. CPL Fee to ORNTIC	50.00	
1112.		
1113.		
1200. GOVERNMENT RECORDING AND TRANSFER CHARGES		
1201. Recording Fees: Deed $ 13.50 ; Mortgage $ 31.00; Releases $	44.50	
1202. City/County Tax/Stamps: Deed ; Mortgage		
1203. State Tax/Stamps: Deed 700.00; Mortgage 0.00	700.00	
1204. eFile Recording to Montgomery County Judge of Probate	10.00	
1205.		
1300. ADDITIONAL SETTLEMENT CHARGES		
1301. Survey to		
1302. Pest Inspection to		
1303. Overnight Fee to Crum, Ellis & Associates, P.C.		50.00
1304.		
1305.		
1400. TOTAL SETTLEMENT CHARGES (Enter on Lines 103, Section J and 502, Section K)	8,636.50	42,175.00

By signing page 1 of this statement, the signatories acknowledge receipt of a completed copy of page 2 of this two page statement.

Certified to be a true copy.

Crum, Ellis & Associates, P.C.
Settlement Agent

(MTE-26-9336 RUDDER / MTE-26-9336 RUDDER / 9)

WARNING: It is a crime to knowingly make false statements to the United States on this or any similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U. S. Code Section 1001 & Section 1010. (MTE - 26 - 9336 RUDDER.PFD/MTE - 26 - 9336 RUDDER/9) BUYER / SELLER CERTIFICATION Borrower: Timothy Lowry Rudder and Catherine Leddy Rudder Seller: Nocera, Inc. Lender: Alabama Ag Credit, ACA Settlement Agent: Crum, Ellis & Associates, P.C. (334)581 - 6600 Place of Settlement: 641 S. Lawrence St. Montgomery, AL 36104 Settlement Date: August 7, 2026 Property Location: 231 +/ - acres Montgomery County, AL Montgomery County, Alabama The Buyer and Seller this date have checked, reviewed and approved the figures appearing on the Disclosure/Settlement Statement (Statement of Actual Costs), consisting of two (2) pages. Buyer acknowledges receipt of the payment of the loan proceeds in full, and Seller acknowledges payment in full of the proceeds due Seller from the settlement. The Buyer and Seller understand that the tax prorations shown on the Settlement Statement are Based on the prior tax periods rate(s). Seller agrees to forward the next tax bill to Buyer immediately upon receipt of the bill from the tax office. Buyer understands that the next tax bill (even though in the name of the Seller) is the responsibility of the Buyer. As part of the consideration of this sale, the contract between the parties is by reference incorporated herein and made a part hereof; the terms and conditions contained therein shall survive the closing and shall not merge upon the delivery of the warranty deed. I have carefully reviewed the HUD - 1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of the HUD - 1 Settlement Statement. Timothy Lowry Rudder Catherine Leddy Rudder Andy Jin A ndy Jin (Aug 6, 2026 14:00:51 PDT) Nocera, Inc. To the best of my knowledge, the HUD - 1 Settlement Statement which I have prepared is a true and accurate account of the funds which were received and have been or will be disbursed by the undersigned as part of the settlement of this transaction. Crum, Ellis & Associates, P.C. Settlement Agent

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C RUM , E LLIS & A SSOCIATES , P.C. Lender: Alabama Ag Credit, ACA Closing Date: 08/07/26 Property: 231 +/ - acres, Montgomery County, AL Buyer/Borrower(s): Timothy Lowry Rudder and Catherine Leddy Rudder Seller(s): Nocera, Inc. CLOSING AGREEMENT PURCHASE AGREEMENT/CASH SALE All parties hereby certify that all conditions, agreements and obligations pursuant to the sale and purchase agreement have been completed to my satisfaction . I have carefully examined the cash sale, particularly my name, warrantees and the property description and accept the same as accurate and complete . It is understood and agreed that any such adjustments at a subsequent date will be settled between us . RECORDING AND COURIER COSTS The costs to the Judge of Probate, overnight courier services and abstract/tax information services vary from one closing to the next, depending on the county, the number of pages, the particular courier service and many other factors . The fees stated on the closing statement for recording services, overnight courier and abstract/tax information services include an estimate of the actual costs from third party provider of these services . PAYOFFS AND DISBURSEMENT CHECKS All payoffs of mortgages, judgments and liens are paid by this office for title cancellation . Should any payoff quote or deduction be short or insufficient, such shortage is your responsibility to pay immediately upon demand or can be further deducted from any monies due you, which includes but is not limited to your proceeds from sale . The undersigned hereby consent and agree that in event there are any shortfalls in any amounts payable to entities that are being paid in the course of this transaction, and that entity requests additional funds, the undersigned consents and agrees as follows : 1. The undersigned will immediately and fully pay to the entity all funds necessary to pay the amount in full . If the undersigned fails to pay said sums within seven (7) business days, the undersigned will be liable for liquidated damages on an amount equal to the shortfall ; 2. This obligation shall be a continuing obligation and may apply to one or more lenders ; 3. In the event that this document must be enforced, the undersigned agrees to reimburse and hold harmless the lender from whom the undersigned this date is receiving funds, from any and all costs of enforcement of this agreement including reasonable attorney fees and cost of enforcement . Other disbursement checks for non - title cancellation debts imposed by the lender will be disbursed as stated on the settlement statement and for that exact amount . Any checks issued after initial disbursement will be done so after presentation of the original check and only a $ 5 . 00 charge per check will be deducted and assessed . Any lost/stolen checks will be reissued after the appropriate waiting period has passed and will likewise be assessed a fee and additional stop payment charge of $ 25 . 00 . Parties each agree to indemnify, hold harmless and reimburse or otherwise compensate Crum, Ellis & Associates, P . C . for any reasonable attorney’s fees, costs, or litigation expense incurred by Crum, Ellis & Associates, P . C . in connection with any suit or claim concerning the performance of Crum, Ellis & Associates, P . C . under this contract . WAIVER & RELEASE REGARDING PROPERTY CONDITION Buyer/Borrower accepts the property in “AS IS” condition at the time of closing and hereby releases Crum, Ellis & Associates, P . C . (hereinafter referred to as “Closing Agent”) and Old Republic (“Title Insurance Company”), its successors and assigns, Real Estate Agent(s), its successors and assigns, Lender, its successors and assigns from liability for any known or unknown defect in the property and/or its components and contents now existing or which may arise in the future . The Property is being sold in its present “AS IS” condition WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED), regarding the condition of Property and that this fact may be reflected in the condition of the Property, including but not limited to, fixtures such as heating, air conditioning units, appliances and any mechanical components appurtenant to the Property . Buyer/Borrower is deemed to have accepted the condition of the Property and its components and content as satisfactory and the Closing Agent and Title Company, its successors and assigns, Real Estate Agent(s), its successors and assigns, Lender, its successors and assigns, have no liability with respect to them . Buyer/Borrower does hereby release and hold harmless the Closing Agent and Title Company, its successors and assigns, Real Estate Agents, its successors and assigns, Lender, its successors and assigns from any and all liabilities, problems, conditions, structural integrity, repairs, expenses, suits, actions, cause of actions,

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and damage as a result of future damage and/or repairs that have existed, do exist or may in the future exits to the property. Dated this the 7th day of August, 2026. Seller(s): Buyer/Borrower(s): An dy Jin (Aug 6, 2026 14:00:51 PDT) _ Andy Jin Crum, Ellis & Associates, P.C. 641 South Lawrence Street Montgomery, AL 36104 (334)581 - 6600 File No. MTE - 26 - 9336 RUDDER

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C RUM , E LLIS & A SSOCIATES , P.C. Lender: Alabama Ag Credit, ACA Closing Date: 08/07/26 Property: 231 +/ - acres, Montgomery County, AL Buyer/Borrower(s): Timothy Lowry Rudder and Catherine Leddy Rudder Seller(s): Nocera, Inc. Closing Agent: Crum, Ellis & Associates, P.C. Title Company: Old Republic ERRORS AND OMISSIONS LETTER Dear Borrower(s)/Buyer and Seller(s) : Please evidence your acknowledgement to the following, by your execution of this instrument in the space provided below : In the event any of the documents evidencing and/or securing the above referenced closing misstate or inaccurately reflect the true and correct terms and provisions of the closing (Title Commitment/Policy) and said misstatement or inaccuracy is due to a unilateral mistake on the part of the Closing Agent or Title Company, its agents, or Relocation/Asset Management Company, its agents, mutual mistake on part of the Title Company and Borrower, or clerical error, then in such event Borrower and Seller shall upon request by the Title Company and/or Relocation/Asset Management Company in order to correct such misstatement or inaccuracy, execute such new documents as may be deemed necessary to remedy said inaccuracy or mistake, or to satisfy any portion of fees collected or not collected in error as may be deemed necessary to remedy said inaccuracy or mistake . Notwithstanding any limitation or inclusion in any of the documents regarding, relating to, or consisting of the closing and/or escrow services provided for/by Title Company, the Borrower and Seller hereby acknowledge and represent that they shall hold the Title Company harmless for any errors contained on any such document . In the event the Title Company has expanded or forwarded funds on behalf of any party to the transaction, and such advancement or expenditure was done either as an accommodation to a party, or was the result of an error, omission, mistake or misrepresentation, then the Title Company shall be authorized to obtain reimbursement for such expenditure or advancement from the effected party . Such errors, whether they be clerical or based on inaccurate data, are hereby acknowledged to be the responsibility of Buyer and/or Seller with such parties agreeing to reimburse or otherwise make whole the Title Company for any funding deficiencies, advancements, expenditures or other losses sustained by Title Company in the exercise of its services to Buyer and/or Seller, including attorney fees incurred by Title Company . Buyer/Borrower(s): Seller(s): Andy Jin Andy Jin (Aug 6, 2026 14:00:51 PDT) Crum, Ellis & Associates, P.C. 641 South Lawrence Street Montgomery, AL 36104 (334)581 - 6600

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MAILING ADDRESS / CONTACT INFO Buyer: Timothy Lowry Rudder and Catherine Leddy Rudder Property Address: 231 +/ - acres Montgomery County, AL Mailing Address, if different from Property Address: Contact Numbers: Email Address: Seller: Nocera, Inc. Forwarding Address: Contact Numbers: _ 886 2269070 Email Address: 3F, No.185, Sec 1, Datong Rd, Xizhi Dist, New Taipei City 221, Taiwan (R.O.C.) info@nocera.company

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C RUM , E LLIS & A SSOCIATES , P.C. PRIVACY NOTICE Lender: Alabama Ag Credit, ACA Closing Date: 08/07/26 Property: 231 +/ - acres, Montgomery County, AL Buyer/Borrower(s): Timothy Lowry Rudder and Catherine Leddy Rudder Seller(s): Nocera, Inc. Crum, Ellis & Associates, P . C . , attorneys at Law (hereinafter referred to as P&C) is committed to the protection of your privacy, and will treat all of the information you provide through its office or website with appropriate administrative and technical measures to prevent unauthorized or unlawful use of your personally identifiable information, and to prevent any accidental loss or destruction of, or damage to, such information . P&C will not sell or disclose personally identifiable information about you to unaffiliated third parties except in accordance with this “Privacy Notice . ” Federal Law and Regulations define Nonpublic Personal Information as : i. ii. Personally Identifiable financial information ; and Any list, description, or other grouping of consumers (and publicly available information pertaining to them) that is delivered using any personally identifiable financial information that is not publicly valuable . Under Federal Law and Regulations Nonpublic Personal Information does not include: i. Publicly available information, [except any list, description, or other grouping of consumers (and publicly available information pertaining to them) that is derived using any personally identifiable financial information that is not publicly available] ; or Any list, description, or other grouping of consumers (and publicly available information pertaining to them) that is derived without using any personally identifiable financial information that is not publically available . ii. We collect Nonpublic Personal Information about you from the following sources :  Information we receive from you on applications or other forms ;  Information about your transaction with us, our affiliates, or others ; and information we receive from a consumer reporting agency We do not disclose any Nonpublic Personal Information about our customers or former customers to anyone, except as permitted by law . We restrict access to Nonpublic Personal Information about you to those P&C employees and vendors or others, who are subject to our policies and attorney - client privilege whom we determine have a legitimate law firm need to access such information . We maintain security procedures that are designed to protect our client data . We also educate our employees about the importance and meaning of, and necessity for, data security and confidentiality . In all events, the Alabama Rules of Professional conduct, as approved by the Alabama Supreme Court, strictly apply to the protection of our client’s confidences . “No representation is made that the quality of legal services to be performed is greater than the quality of legal services performed by other lawyers . ” ARPC 7 . 2 e The foregoing Privacy Notice was received by the undersigned parties . Buyer/Borrower(s) Seller(s) Andy Jin A ndy Jin (Aug 6, 2026 14:00:51 PDT)

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Lender: Alabama Ag Credit, ACA Closing Date: 08/07/26 Property: 231 +/ - acres, Montgomery County, AL Buyer/Borrower(s): Timothy Lowry Rudder and Catherine Leddy Rudder Seller(s): Nocera, Inc. REPRESENTATION DISCLOSURE AND CLOSING ATTORNEY ACKNOWLEDGEMENT We, the undersigned, acknowledge that Crum, Ellis & Associates, P . C . , (and G . Barton Crum and Matthew T . Ellis) represents the Buyer’s lender or is acting as the attorney for the transaction, and not as the individual attorney for any individual party involved in this transaction, and that there is a potential conflict of interest in this law firm representing another party to the transaction . We understand that we have the right to obtain counsel to represent our interests in this transaction . We further understand that at any time during or after this transaction, our right to obtain counsel continues, and that we have a right to terminate the proceedings at the closing if we feel we need the services of separate counsel . In the event any of the documents executed in connection with this closing transaction must be re - drafted, re - worded and/or re - signed, we agree to cooperate fully with the above - referenced attorney/closing agent, mortgage companies and/or the parties to effectuate such changes, including the payment of any additional funds that may occur or become necessary . We have read this document fully on the 7 th day of August, 2026 , and we understand fully our rights and obligations as contained herein . BUYER/BORROWER: SELLER: Andy Jin A ndy Jin (Aug 6, 2026 14:00:51 PDT) Crum, Ellis & Associates, P.C. 641 South Lawrence Street Montgomery, AL 36104 (334)581 - 6600

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Title Review and Acknowledgment This Statement Agreement ("Agreement") is made and entered into this the 7th day of August, 2026, by and between the undersigned Buyer(s) ("Buyer") and Crum, Ellis & Associates, P.C. ("Title Agent"). Acknowledgment of Title Review WHEREAS, the Title Agent has provided the Buyer with a Title Commitment issued by Old Republic Title Insurance Company dated (the "Title Commitment"); WHEREAS, the Title Commitment outlines certain exceptions and conditions to the issuance of title insurance, hereinafter referred to as "Title Exceptions"; WHEREAS, the Buyer acknowledges receipt of the Title Commitment and acknowledges that the Title Agent has reviewed all Title Exceptions set forth therein with the Buyer; WHEREAS, the Buyer acknowledges that they have had sufficient time and opportunity to review the Title Commitment and the Title Exceptions with their legal counsel or advisor, if they so choose. Agreement NOW, THEREFORE, the Buyer hereby agrees and acknowledges as follows: Receipt and Review of Title Commitment The Buyer acknowledges that they have received a copy of the Title Commitment. The Buyer acknowledges that the Title Agent has reviewed all Title Exceptions listed in the Title Commitment with them. Opportunity to Review The Buyer acknowledges that they have had the opportunity to thoroughly review the Title Commitment and all Title Exceptions. The Buyer acknowledges that they have had the opportunity to consult with their own legal counsel or advisor regarding the Title Commitment and Title Exceptions. Understanding of Title Exceptions The Buyer acknowledges that they understand the nature of the Title Exceptions and how they may affect the title to the property. The Buyer acknowledges that they understand that certain Title Exceptions may restrict or affect their use and enjoyment of the property. Acceptance of Title Exceptions The Buyer hereby accepts the Title Exceptions as set forth in the Title Commitment. The Buyer acknowledges that they are satisfied with the Title Agent’s review and explanation of the Title Exceptions. Waiver of Claims The Buyer hereby waives any claims against the Title Agent for any issues arising from the Title Exceptions listed in the Title Commitment, provided that the Title Agent has fully and accurately disclosed and reviewed these exceptions with the Buyer . Further Assurances The Buyer agrees to execute any further documents or take any further actions as may be reasonably necessary to effectuate the purposes of this Agreement. IN WITNESS WHEREOF, the Buyer has executed this Agreement as of the day and year first above written. Timothy Lowry Rudder Catherine Leddy Rudder

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NOTICE OF AVAILABILITY OF CLOSING OR SETTLEMENT PROTECTION TO: LENDER: Alabama Ag Credit, ACA BORROWER and/or PURCHASER: Timothy Lowry Rudder; Catherine Leddy Rudder SELLER: Nocera, Inc.; RE: ISSUING AGENT OR APPROVED ATTORNEY: CRUM, ELLIS & ASSOCIATES, PC FILE NUMBER: MTE - 26 - 9336 RUDDER In accordance with Alabama law, specifically Section 27 - 3 - 6.1, Code of Alabama, 1975, this Notice of Availability of Closing or Settlement Protection is required to be made to you. You are the lender, purchaser, borrower or seller of property identified as: [Please enter property address or see legal description on Exhibit A attached hereto and made a part hereof.] 231 +/ - acres, Montgomery County, AL Closing or settlement protection is available to you in accordance with the guidelines of Old Republic National Title Insurance Company and in the form previously approved by the Alabama Department of Insurance. The cost to you for this closing or settlement protection is $25.00 in the case of the lender, $25.00 in the case of a borrower and/or purchaser, and $50.00 in the case of a seller.

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Subject to the Conditions and Exclusions contained in the Closing Protection Letter (the “Letter”), closing or settlement protection indemnifies the Covered Party against loss of closing or settlement funds because of one of the following acts of the settlement agent named in the Letter: 1. Theft or misappropriation of settlement funds, but only to the extent that the theft relates to the status of the title to the interest in land proposed to be insured in a title commitment or title insurance policies issued by the title insurer issuing the Letter, or to the validity, enforceability, and priority of the lien of the mortgage on that interest in land. 2. Failure to comply with the written closing instructions when agreed to by the settlement agent, but only to the extent that the failure to follow the instructions relates to the status of title to the interest in land proposed to be insured in a title commitment or title insurance policies issued by the title insurer issuing the Letter, or the validity, enforceability, and priority of the lien of the mortgage on that interest in land. Page 1 10/1/2015 You are covered by closing or settlement protection only if you are named as a Covered Party on the Letter, or if you have indicated below that you request settlement or closing protection, and have paid the cost thereof as indicated above. If title insurance is not purchased by any party, this offer of closing or settlement protection is void. A Loan Policy is required for the issuance of lender’s closing or settlement protection. If you are uncertain as to whether you should obtain closing or settlement protection, you are urged to seek independent advice. Borrower(s) and/or Purchaser(s) request decline settlement or closing protection. Seller(s) request decline Lender request decline settlement or closing protection. settlement or closing protection. Signed: Timothy Lowry Rudder Date Andy Jin (Aug 6, 2026 14:00:51 PDT) Nocera, Inc. Signed: Andy Jin Date Signed: Signed:

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Catherine Leddy Rudder Date Date

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